Alexis Practical Tactical ETF
Schedule of Investments
February 29, 2024 (Unaudited)

EXCHANGE TRADED FUNDS - 75.8%(d)	Shares	Value
Communication Services Select Sector SPDR Fund	5,017	$398,149
Financial Select Sector SPDR Fund	10,035	404,812
Industrial Select Sector SPDR Fund	6,464	782,144
Invesco QQQ Trust Series 1	12,047	5,288,632
Invesco S&P 500 Equal Weight ETF	28,906	4,705,608
iShares Cohen & Steers REIT ETF	50,042	2,863,904
iShares Global 100 ETF	47,286	4,077,472
iShares MSCI EAFE ETF	60,724	4,690,929
iShares MSCI USA Momentum Factor ETF	15,717	2,863,795
iShares S&P Mid-Cap 400 Value ETF	39,368	4,426,932
SPDR Dow Jones Industrial Average ETF Trust	12,310	4,800,284
SPDR Gold Shares(a)	19,517	3,694,763
SPDR S&P Homebuilders ETF	8,848	911,963
SPDR S&P MidCap 400 ETF Trust	8,224	4,342,272
VanEck Semiconductor ETF	8,903	1,886,991
Vanguard Dividend Appreciation ETF	26,686	4,760,249
Vanguard FTSE Europe ETF	62,563	4,080,359
Vanguard Health Care ETF	3,000	796,230
Xtrackers MSCI EAFE Hedged Equity ETF	100,907	3,967,663
TOTAL EXCHANGE TRADED FUNDS (Cost $51,353,220)		59,743,151

COMMON STOCKS - 9.6%	Shares	Value
Communications - 0.5%
Alphabet, Inc. - Class A(a)	2,920	404,303

Consumer Discretionary - 2.2%
The Home Depot, Inc.	2,072	788,624
Marriott International, Inc. - Class A	2,294	573,202
TJX Cos., Inc.	3,882	384,861
Caterpillar, Inc.		1,746,687

Industrials - 0.9%
Caterpillar, Inc.	2,168	724,025

Technology - 6.0%
Advanced Micro Devices, Inc.(a)	3,708	713,901
Apple, Inc.	6,375	1,152,281
Applied Materials, Inc.	6,653	1,341,379
Microsoft Corp.	1,848	764,407
Visa, Inc. - Class A	2,564	724,689
		4,696,657
TOTAL COMMON STOCKS (Cost $5,476,495)		7,571,672

SHORT-TERM INVESTMENTS – 14.1%
Deposit Accounts – 5.4%
U.S. Bank Money Market Deposit Account - 5.20%(b)	4,245,176	4,245,176
Total Deposit Accounts (Cost $4,245,176)		4,245,176

U.S. Treasury Bills - 8.7%(c)
04/18/2024, 5.43%	2,000,000	1,985,940
06/13/2024, 5.40%	2,000,000	1,969,869
09/05/2024, 5.19%	1,500,000	1,460,873
11/29/2024, 5.11%	1,500,000	1,444,339
Total U.S. Treasury Bills (Cost $6,867,742)		6,861,021
TOTAL SHORT-TERM INVESTMENTS (Cost $11,112,918)		11,106,197

TOTAL INVESTMENTS - 99.5% (Cost $67,942,633)		$78,421,020
Other Assets in Excess of Liabilities – 0.5%		354,773
TOTAL NET ASSETS - 100.0%		$78,775,793

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate shown is the seven-day yield.
(c)	The rate shown is the effective yield based upon purchase price.
(d)
To the extent the Fund invests more heavily in particular sectors or asset classes, its performance will be especially sensitive to developments that significantly affect those sectors or asset classes.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Fund did not hold any investments during the period with significant unobservable inputs which would be classified as Level 3.

The following is a summary of the inputs used to value the Fund's investments carried at fair value as of February 29, 2024:

Alexis Practical Tactical ETF
	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$59,743,151	$–	$–	$59,743,151
Common Stocks	7,571,672	–	–	7,571,672
Deposit Accounts	4,245,176	–	–	4,245,176
U.S. Treasury Bills	–	6,861,021	–	6,861,021
Total Assets	$71,599,999	$6,861,021	$–	$78,421,020

Refer to the Schedule of Investments for industry classifications.